                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                ----------------

                                   FORM 8-K/A

                       PURSUANT TO SECTION 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


                                  May 31, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       California                     0-10503                    94-2738844
- --------------------------------------------------------------------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                      File No)               Identification No.)


        10670 North Central Expressway, Suite 300, Dallas, TX  75231
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------

                                  (Not Applicable)
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.

This Form 8-K/A amends a Form 8-K Current Report dated May 31, 1996 and filed June 7, 1996 by Continental Mortgage and Equity Trust and the title to the Amendment that was filed as an Exhibit 3 to the Form 8-K Current Report.

This corrected Amendment amends the prior document titled Amendment No. 3 to the Second Amended and Restated Declaration of Trust of Continental Mortgage and Equity Trust to correctly reflect the Amendment as Amendment No.4.

ITEM 7.  Financial Statements and Exhibits.

         The following documents are filed as exhibits to this Current Report

         3 Amendment No. 4 to the Second Amended and Restated Declaration of Trust of Continental Mortgage and Equity Trust dated as of June 12, 1996.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           CONTINENTAL MORTGAGE AND EQUITY TRUST



                                      By:          /s/ Robert A. Waldman
                                           -------------------------------------
                                                Robert A. Waldman, Secretary



Date:  June 13, 1996

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
- -------                           -----------
  3              Amendment No. 4 to the Second Amended and Restated Declaration
                 of Trust of Continental Mortgage and Equity Trust dated as of
                 June 12, 1996.